AMENDMENT TO STOCK PURCHASE AGREEMENT

        FOR CONSIDERATION, the receipt and sufficiency of which is mutually acknowledged, the Stock Purchase Agreement dated effective April 16, 2002, as amended effective April 30, 2002, is hereby amended and modified as follows:

        Article VIII, Section 8.01(b) is amended and revised to provide as follows:

“(b) By the Purchaser if the Closing shall not have occurred by June 30, 2002; . . . ” [no other change]

All other terms and conditions of the Agreement shall remain in full force and effect.

Dated May 20, 2002.

        IN WITNESS WHEREOF, the Seller and the Purchaser have caused this Agreement to be executed as of the date first written above by their respective officers hereunto duly authorized.

WITNESS:                                                                                                                        SELLER

/s/__________________________                                                                                     LOUIS B. BREAUX

                                                                                                                                           /s/  Louis B. Breaux
Name                                                                                                                                         Louis B. Breaux

WITNESS:                                                                                                                        PURCHASER

                                                                                                                                            REPUBLIC RESOURCES, INC.

/s/__________________________

                                                                                                                                           By:  Patrick J. Duncan
Name                                                                                                                                         Patrick J. Duncan, President